Summary Prospectus
Seix Short-Term Bond Fund
August 1, 2016
Class / Ticker Symbol
A / STSBXC / SCBSXI / SSBTX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/resources/regulatory-taxinfo. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The Seix Short-Term Bond Fund (the “Fund”) seeks to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 76 of the Fund’s prospectus and Rights of Accumulation on page 89 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	None	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	C Shares	I Shares
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.21%	0.18%	0.28%
Total Annual Fund Operating Expenses	0.81%	1.58%	0.68%
Fee Waivers and/or Expense Reimbursements(1)	(0.01)%	—	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%	1.58%	0.60%
(1)	The Adviser and Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 0.80%, 1.58% and 0.60% for the A, C and I Shares, respectively. This agreement may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. The example reflects contractual

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fee waivers and reimbursements for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
A Shares	$330	$501	$687	$1,226
C Shares	$261	$499	$860	$1,878
I Shares	$ 61	$210	$371	$ 839
You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
A Shares	$330	$501	$687	$1,226
C Shares	$161	$499	$860	$1,878
I Shares	$ 61	$210	$371	$ 839
Portfolio Turnover
The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. These securities may be rated investment grade by at least one national securities rating agency or may be unrated securities that the Fund’s Subadviser, Seix Investment Advisors LLC (“Seix” or the “Subadviser”), believes are of comparable quality. The Fund expects that it will normally maintain an effective maturity of 3 years or less. The Fund’s investment in non-U.S. issuers may at times be significant.
A security’s rating will be governed by the Barclays methodology as follows: when Standard & Poor’s Financial Services LLC, Moody’s Investors Service, Inc. and Fitch, Inc. provide a rating, Seix will use the middle rating of the three; if only two of those three rating agencies rate the security, Seix will use the lowest rating; if only one rating agency assigns a rating, Seix will use that rating. If none of the three provide a rating, Seix may rely on a rating provided by another nationally recognized statistical ratings organization (“NRSRO”).
The Subadviser may retain securities if the rating of the security falls below investment grade and the Subadviser deems retention of the security to be in the best interests of the Fund.
The Fund may invest a portion of its assets in securities that are restricted as to resale. As a result of its investment strategy, the Fund’s portfolio turnover rate may be 100% or more.
In selecting securities for purchase and sale, the Subadviser attempts to identify securities that are expected to offer a comparably better investment return for a given level of risk. For example, short-term bonds generally have better returns than money market instruments with a fairly modest increase in risk and/or volatility. The Subadviser manages the Fund from a total return perspective. That is, the Subadviser makes day-to-day investment decisions for the Fund with a view towards maximizing returns. The Subadviser analyzes, among other things, yields, market sectors and credit risk in an effort to identify attractive investments with attractive risk/reward trade-offs.
The Subadviser anticipates that the Fund’s modified-adjusted duration will mirror that of the Barclays 1-3 Year Government/Credit Index, plus or minus 20%. For example, if the duration of the Barclays 1-3 Government/Credit Index is 1.5 years, the Fund’s duration may be 1.2 - 1.8 years. As of July 1, 2016, the duration of the Barclays 1-3 Year Government/Credit Index was 1.90 years.
Duration measures a bond or Fund’s sensitivity to interest rate changes and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of 5 years, its value will change by 5% if rates change by 1%. Shorter duration bonds result in lower expected volatility. The Fund may invest a portion of its assets in securities that are restricted as to resale.
In addition, to implement its investment strategy, the Fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and options) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.
Principal Investment Risks
You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Debt Securities Risk: Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal or interest or will default. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Debt securities are also subject to interest rate risk, which is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.
Derivatives Risk: In the course of pursuing its investment strategies, the Fund may invest in certain types of derivatives including swaps, foreign currency forward contracts and futures. The Fund is exposed to additional volatility and potential loss with these investments. Losses in these investments may exceed the Fund’s initial investment. Derivatives may be difficult to value, may become illiquid and may not correlate perfectly with the overall securities market.
Foreign Companies and Securities Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or
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reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights. All of these risks are increased for investments in emerging markets.
Frequent Trading Risk: Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and losses. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such gains or losses may be considered ordinary income for federal income tax purposes.
Futures Contract Risk: The risks associated with futures include: the Subadviser’s ability to manage these instruments, the potential inability to terminate or sell a position, the lack of a liquid secondary market for the Fund’s position, mispricing or improper valuation and that the other party to a derivative transaction will not meet its obligations. The prices of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility and unexpected losses.
A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.
Mortgage-Backed and Asset-Backed Securities Risk: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. The value of these securities will be influenced by the factors affecting the assets underlying such securities, swings in interest rates, changes in default rates, or deteriorating economic conditions.
During periods of declining asset values, mortgage-backed and asset-backed securities may face valuation difficulties and may become more volatile and/or illiquid. The risk of default is generally higher in the case of securities backed by loans made to borrowers with “sub-prime” credit metrics.
If market interest rates increase substantially and the Fund’s adjustable-rate securities are not able to reset to market interest rates during any one adjustment period, the value of the Fund’s holdings and its net asset value may decline until the adjustable-rate securities are able to reset to market rates. In the event of a dramatic increase in interest rates, the lifetime limit on a security’s interest rate may prevent the rate from adjusting to prevailing market rates. In such an event, the security could underperform and affect the Fund’s net asset value.
Prepayment and Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or prepay the bond before its stated maturity date. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest the proceeds in securities with a lower yield or fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decline in the Fund’s income.
Restricted Securities Risk: Certain debt securities may be restricted securities, which are not registered with the SEC and thus may not be sold publicly until registration has been made. Therefore, there is the absence of a public market and there is limited investor information.
Swap Risk: The Fund may enter into swap agreements, including credit default and interest rate swaps, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset or to hedge a position. Credit default swaps may increase or decrease the Fund’s exposure to credit risk and could result in losses if the Subadviser does not correctly evaluate the creditworthiness of the entity on which the credit default swap is based. Swap agreements may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
U.S. Government Securities Risk: U.S. Treasury securities are backed by the full faith and credit of the U.S. government, while other types of securities issued or guaranteed by federal agencies, instrumentalities, and U.S. government-sponsored entities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities may underperform other segments of the fixed income market or the fixed income market as a whole.
Performance
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.
The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.
This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*
Best Quarter	Worst Quarter
3.85%	-2.34%
(6/30/2009)	(9/30/2008)
* The performance information shown above is based on a calendar year. The Fund's total return for the six months ended June 30, 2016 was 1.51%.
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The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
A Shares Return Before Taxes	(2.43)%	0.45%	2.32%
C Shares Return Before Taxes	(1.30)%	0.34%	1.85%
I Shares Return Before Taxes	0.31%	1.21%	2.81%
I Shares Return After Taxes on Distributions	0.04%	0.71%	1.88%
I Shares Return After Taxes on Distributions and Sale of Fund Shares	0.18%	0.73%	1.83%
Barclays 1-3 Year Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.65%	0.98%	2.74%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods.  The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability.  However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Investment Adviser and Subadviser
RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Seix Investment Advisors LLC is the Fund’s Subadviser.
Portfolio Management
Mr. James F. Keegan, Chairman, Chief Investment Officer and Senior Portfolio Manager of Seix, has been a member of the Fund’s management team since 2014. Mr. Perry Troisi, Managing Director and Senior Portfolio Manager of Seix, has been a member of the Fund’s management team since 2014. Mr. Michael Rieger, Managing Director and Senior Portfolio Manager of Seix, has been a member of the Fund’s management team since 2014. Mr. Jonathan Yozzo, Managing Director, has been a member of the Fund’s management team since 2015. Mr. Carlos Catoya, Managing Director, has been a member of the Fund’s management team since 2015.
Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day. You may purchase and redeem A, C and I Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.
The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced, waived, or not applicable in some cases.
Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRAs or other tax-advantaged accounts)
I Shares	None
Subsequent investments in A or C Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I Shares.
Tax Information
The Fund’s distributions are generally taxable as ordinary income or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.
RFSUM-STB-0816